Exhibit 10.94
IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
This amendment and its attachments, which are incorporated by reference, (“Amendment # 6”) is entered into and made effective on September 13, 2005, by and between Brocade Communications and International Business Machines Corporation, whereby Brocade and IBM (“the Parties”) mutually agree to the following terms and conditions.
The Parties hereby agree to modify and amend agreement number SOW 4903RL1112 dated December 15, 2003 (“Agreement”) as set forth herein in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. All other terms and conditions of the Agreement shall apply and remain in full force and effect.
Amend Agreement by adding a new Product Unique Attachment #2, which is hereby incorporated by reference.
PRODUCT UNIQUE ATTACHMENT #2, EFFECTIVE BEGINNING SEPTEMBER 13, 2005
1.0 PRODUCT DESCRIPTION
The Product is a [**]. The Fibre Channel (FC) Switch Module will provide 14 separate internal F ports to service each Blade Center processor slot plus 6 external ports that support FL_Port, F_Port, and E_Port; self-discovery based on switch type (U_Port) peripherals running at 1Gbps , 2Gbps or 4Gbps rates. Incorporated with the Fibre Channel Switch Module is Fabric OS, Web Tools, Zoning and documentation will be available in the following languages: English.
1.1 Additional Description of Products.
Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:
•	“Brocade 4Gb Fibre Channel Switch Module for IBM eServer BladeCenter ”, Product Requirements Document (“PRD”) Version 1.0, May, 2005, Owner, Patrick Caporale, IBM.

•	IBM/Intel BladeServer Base Specification for Switch Module Subsystems, Version 1.02, August 25,2003, Owner: Intel /IBM Collaboration Architecture Review Board, provided to Supplier under the terms of the Technical Information License Agreement. (“TILA”} dated August 5, 2003 between the parties.
2.0 DEVELOPMENT REQUIREMENTS
2.1 Product Testing
Product Qualification and Test Plans shall be performed as documented in the PRD and agreed to by both parties.
2.2 Deliverables
Seller shall, at its cost, use commercially reasonable efforts during the Development Phase to provide deliverables requested by Buyer in conformance with the development schedule that has been documented and mutually agreed to by both parties.
2.3 Development
Buyer will provide WA’s to Supplier for [**] each P0.1 development modules (SDV) and for [**] each P.1 development modules (SIT) at a price not to exceed those identified in the table below. P0.1 and P1 development modules will comply with the PRD specification agreed to in writing by the parties and will incorporate all of the design change requests mutually agreed to by the parties in writing. No later than [**] days following Supplier’s delivery of P1 development modules to Buyer, Supplier shall at its sole expense modify, replace or otherwise upgrade all P0.1 level switches previously provided to be functionally equivalent to a P1 Product. For the upgrade, Buyer shall pay all freight, duties, and bare the risk of loss for the shipment of the Products to Supplier for upgrade and Supplier shall pay all freight, duties, and bare risk of loss for the shipment of the Products back to Buyer. The parties agree that those software features included in this Product Attachment

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 1 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
will be available for the P0.1 and P1 switches at the currently available level of code and will be included as part of the prices listed below.

Product	Quantity	Not to Exceed Expense per Unit(USD)
P0.1 Level Switches
(SDV Switches)	[**]	[**]
P1 Level Switches
(SIT Switches)	[**]	[**]
3.0 PROPRIETARY OWNERSHIP
3.1 Buyer Proprietary Ownership.
Buyer will own rights to the following technology contained in the Blade Center Fibre Channel Switch Module:
•	Molex Connector is Buyer proprietary as long as Buyer controls the design of this connector, and the connector is not publicly available as an off the shelf item [**]

•	Buyer Mechanicals:
[**] Blade Switch Mechanical Assembly
[**] OEM Generic Switch Module Cover
[**] OEM Generic Switch Module Blade Opening
[**] OEM Generic Switch Module Cover
[**] OEM Generic Switch Module Enclosure Assembly Drawing
[**] OEM Generic Switch Module Shield
•	Buyer’s Cosmetic Customization, which includes Buyer logo, Buyer name and Buyer product names.

•	Buyer’s two unique signals (I2C Bus Reset signal and I2C Interrupt signal) added to the I2C industry standard protocol, and the contents specified by Buyer for the I2C Register interfaces and Vital Product Data (VPD) table.
•	Buyer’s Standard BladeCenter and eServer Documentation and CD Contents
•	Common BladeCenter Labeling and Artwork
•	IBM Director SDK Interface Requirements
The I2C signal protocol is an industry standard and not proprietary to Buyer or Supplier. Nothing in this Agreement should be construed as: (1) prohibiting or restricting either party from independently developing, having independently developed, acquiring, licensing, marketing, or distributing products, services, or other materials which compete with products or services offered by the other party. Each party is free to enter into similar agreements with third parties.
3.2 Seller’s Proprietary Ownership
Seller Proprietary Ownership.
Except for the proprietary information provided by Buyer under the TILA, the items listed in Section 3.1 above and Buyer patents that read on the implementation, Buyer makes no further claims of ownership.
4.0 PART NUMBER UNIQUE TERMS
4.1 PRODUCT PRICE LIST AND DESCRIPTION

Fulfillment
		hub			Ship
Buyer Part	Supplier Part	locations (if		Unit Price	group		**Software	Total
Number	Number *	required) *	Product Description	of Product	adder	Freight	Maintenance	Price

[**]	[**]	[**]	Option, FC Switch Module (20	[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 2 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005

Fulfillment
		hub			Ship
Buyer Part	Supplier Part	locations (if		Unit Price	group		**Software	Total
Number	Number *	required) *	Product Description	of Product	adder	Freight	Maintenance	Price
port), includes Fabric OS, Advance Zoning, Web Tools and ship group
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	10 Port POD (SW4020)	[**]
[**]	[**]	[**]	Fabric Watch	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Fabric Manager v5.x	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]

**	For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 2.5, the annual Software Maintenance Fee per Unit for each part number where it is applicable is as follows:

Buyer Part			Annual Software Maintenance Fee per
Number	Supplier Part Number	Product Description	Unit
[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]
[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, and Web Tools	[**]
[**]	[**]	Fabric Manager v5.x	[**]
[**]	[**]	Advanced Security Activation	[**]
4.2 PRODUCT UNIT TERMS & REPAIR PRICING —

Hub
		Warehouse		Lead	Warranty	Repair Price
Buyer P/N	Supplier P/N	Location	Description	Time	Period	(USD)*	TAT	Yield
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group		[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (20 port)		[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (20 port)		[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port)		[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 3 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005

Hub
		Warehouse		Lead	Warranty	Repair Price
Buyer P/N	Supplier P/N	Location	Description	Time	Period	(USD)*	TAT	Yield
[**]	[**]	[**]	Option, FC Switch Module (10 port)		[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port)		[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	10 Port POD (SW4020)		[**]	[**]
[**]	[**]	[**]	Fabric Watch		[**]	[**]
[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)		[**]	[**]
[**]	[**]	[**]	ISL Trunking		[**]	[**]
[**]	[**]	[**]	Advance Performance Monitor		[**]	[**]
[**]	[**]	[**]	Extended Fabrics		[**]	[**]
[**]	[**]	[**]	Fabric Manager v5.x		[**]	[**]
[**]	[**]	[**]	Advanced Security Activation		[**]	[**]

* Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.
5.0 WA FLEXIBILITY

	Increase of Product Quantity to a WA	Cancellation of Product Quantity to a WA	Rescheduling of Product Quantity to a WA
Number of Days prior to a WA	Scheduled Delivery Date	Scheduled Delivery Date	Scheduled Delivery Date
Scheduled Delivery Date	(% of WA Quantity)	(% of WA Quantity)	(% of WA Quantity)
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.
6.0 RESERVED
7.0 SUPPLY OF PRODUCTS
In the event that materials or capacity is in such short supply, Supplier will notify Buyer immediately upon knowledge of such supply deficiencies. If Supplier is unable to fill Buyer’s WAs in full (“Scarce Resources”), at a minimum Brocade agrees to allocate Scarce Resources to Buyer and to utilize any materials in short supply to manufacture Supplier Products under Supplier’s then-current standard allocation formula, which as of the Effective Date, is as follows:
(a) [**];
(b) [**];
(c) [**].
In addition, Supplier will provide in writing to Buyer a supply strategy along with timeline to correct such Scarce Resources within [**] after such notification to Buyer.
8.0 COMMUNICATIONS
All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 4 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
8.1 Business Coordinators.

SUPPLIER		BUYER

Name	Daniel Cohen	Name	Daniel Wesolowski
Title	Business Development Executive	Title	Global Commodity Manager, Communications & Networking Products
Address	1745 Technology Drive San Jose, CA	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	540-554-4250	Phone	919-543-6822
Fax	540-554-4809	Fax	919-254-9751
E-mail	dcohen@brocade.com	E-mail	dwesolow@us.ibm.com
8.2 Technical Coordinators.

SUPPLIER		BUYER

Name	Mark Leidstrand	Name	Cedric Cook
Title	Program Manager	Title	BladeCenter Fibre Channel Technical Manager
Address	1745 Technology Drive San Jose, CA	Address	3039 Cornwallis Rd RTP, NC 27709
Phone	408-333-1753	Phone	919-254-4904
Fax		Fax	919-543-0391
E-mail	mleidstrand@brocade.com	E-mail	cookced@us.ibm.com
All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER		BUYER

Name	John Shinn	Name	Daniel Wesolowski
Title	General Counsel, Legal Department	Title	Global Commodity Manager
Address	1745 Technology Drive San Jose, CA 95110	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	408-333-6002	Phone	919-543-6822
Fax	408-333-5630	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)	919-254-9751
E-mail	jshinn@brocade.com	E-mail	dwesolow@us.ibm.com

Form Title: Agreement Title Form Owner: Global Procurement	Page 5 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
MONTHLY WARRANTY ANALYSIS REPORT
Supplier Name: ____________________________
Month: ___________________________________

				Actual	Explanation
Buyer P/N	Description	Barcode	Symptoms	Finding	Code	Root Cause Analysis Action Taken to Fix

SUMMARY REPORT

Total Units Repaired in Current Month ☐

Total Warranty Claims Received

Actual Warranty Accepted

Warranty %

High Flyers (more than ___%)	High Flyers Require a Corrective Action Plan and Date of Implementation.

EXPLANATION
CODE	DESCRIPTION
Code 03	Warranty Expired

Code 04	Missort

Code 07	Cannibalized or Missing Parts

Code 08	Warranty Product Received

Code 09	Physical Damage

Code 10	No Defect Found

Code 11	Other

Form Title: Agreement Title Form Owner: Global Procurement	Page 6 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
ATTACHMENT 2
SUPPLIER QUALITY ATTACHMENT
This Supplier Quality Attachment (“SQA”) adopts and incorporates by reference the terms and conditions of SOW # (“SOW”) and Goods Agreement # ROC-P-68 (“Agreement”) between Buyer and Supplier.
1.0 INCORPORATION OF SQA DOCUMENTS
The SQA consists of this document, and applicable product specification documents and specifications as referenced in Section 2.0 of SOW# 4903RL1112 and Section 1.0 of Attachment 1, SOW# 4903RL1112, which were in effect upon execution of this SQA.
2.0 QUALITY REQUIREMENTS
The requirements of this SQA shall constitute Supplier’s quality program which must be implemented and maintained during the term of the SOW.
Supplier will set forth the yearly quality and reliability performance commitments for the current year and through the remainder of the initial term of the SOW in a product quality report (“PQR”). The PQR shall include the mutually agreed product monitoring plan to be used to validate the effectiveness of process control limits and the Product meets the quality and reliability defined in such PQR. It is Buyer’s expectation that Supplier will use e-business platforms (Web based applications) for ongoing real time quality management, including but not limited to information associated with Supplier Quality Management Systems (“SQMS”) and Product Change Notification (“PCN”), etc. or as specified in the PQR.
3.0 ISO REQUIREMENTS
For ISO compliance, Supplier’s contracted manufacturer is ISO 9001* compliant (“Compliant”).

*	Note: ISO 9001 & 9004 have been developed as a consistent pair of quality management system standards. ISO 9001 is considered the standard by which the Supplier is expected to be compliant with; it is understood ISO 9004 provides a wider range of guidelines of objectives than ISO 9001, particularly for the continuous improvement of an organization’s overall performance and efficiency. ISO 9004 is recommended as a guide to assist those suppliers who wish to move beyond the basic requirements of ISO 9001.
4.0 AUDITS
On a periodic basis, upon reasonable prior written notice, the Buyer or Buyer’s quality representative shall conduct audits/visits at the Supplier’s and Supplier’s contract manufacturer’s manufacturing locations. The Supplier shall, at Buyer’s request, permit access to the auditors to manufacturing operations and/or inspection of Products for Buyer, including access to the contract manufacturer’s facilities. Any such audit is subject to the contract manufacturers security requirements and shall not allow access to contract manufacturer’s proprietary or confidential information. Periodic audits shall include process control, quality inspection test data, internal audit reports, and other information solely related to Products to verify compliance to the terms of this SQA. Under normal circumstances, Supplier shall be given at least a two weeks advance written notice by Buyer’s representatives of their intent to visit. Buyer’s inspection of Product at the Supplier or contract manufacturer shall not relieve the Supplier’s responsibility to furnish Product compliant with the applicable written specifications as set forth in the SOW. Any Confidential Information exchanged in connection with the audit shall be handled in accordance with Section 14.6 of the Goods Agreement (ROC-P-68, dated April 15, 1999).
5.0 DOCUMENT CONTROL
Supplier shall use commercially reasonable efforts to ensure that all documents such as software/firmware, engineering drawings, specifications, contracts, policies, procedures, manufacturing process flow chart, and work instructions (including test procedures) to be under revision control and available to all necessary Supplier personnel in Supplier’s manufacturing environment. Supplier shall have a system for the effective updating/removal of any obsolete documentation from all manufacturing areas.
6.0 RECORDS
Supplier shall establish and maintain procedures for identification, collection, indexing, filing, storage, maintenance, and disposition of all quality records including, but not limited to: Statistical Process Control (“SPC”) data. This includes raw data or control charts, Cp and Cpk for critical/identified process parameters, and all records which provide evidence of sub-tier supplier activity, such as source inspections and First Article inspections, and records of all inspection and test activity to provide objective evidence that Products have passed acceptance criteria. Records shall be maintained for the life of the SOW

Form Title: Agreement Title Form Owner: Global Procurement	Page 7 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
plus the entire warranty period, as set forth in the SOW. All records shall be maintained in a central location and shall upon request be made available to Buyer’s quality representative for review only. All such documents shall be deemed to be the Confidential Information of Supplier.
7.0 CONTINUOUS IMPROVEMENT PROCESS
Supplier shall develop and implement a continuous improvement process that will provide for a cost-effective reduction in process-related excursions. The program, at a minimum, shall include: the supplier management strategy; manufacturing process controls (i.e., Maverick Product Elimination); a documented, systematic approach for identifying focus areas for continuous improvement for the current year, through the end of the term of the SOW, or for three years from the start of the SOW, whichever is shorter; and Early Failure Rate, Intrinsic Failure Rate, Shipped Product Quality Level and Failure Rate commitment and reduction plans to achieve Buyer goals. Supplier shall provide, at Buyer’s request, status of the continuous improvement process and results.
8.0 QUALITY PROBLEM NOTIFICATION TO BUYER
Supplier must notify Buyer of any quality or reliability problem which may affect Products, that have been identified by Supplier’s internal testing (i.e., process control data, internal test data, burn-in data, etc.), by contract manufacturers which produce Products on behalf of Supplier, or by another customer (see ISO 9001). In case of problems, Supplier shall provide Buyer with the requested traceability data (p/n, lot number, date code, volumes, ship to locations, etc.) within [**]. The notification should include an immediate containment plan and a schedule for definition and implementation of permanent corrective actions. [**].
9.0 PRODUCT RE-QUALIFICATION COSTS
Following Buyer qualification of the Product, Buyer reserves the right to re-qualify any product if the Supplier changes the manufacturing process or product (form, fit or function), or; raw materials or specifications which may affect performance, function, quality or reliability. Supplier shall bear the reasonable costs of any re-qualifications required for changes made without Buyer’s approval in accordance with Section 6.0 of the SOW.
10. PART HISTORY
Supplier shall maintain a history file for each Product part number manufactured that tracks: materials and/or design changes controlled by the supplier; design changes controlled by Buyer (engineering changes, etc.), and; and purchased part manufacturer source changes.
11. PART QUALITY
Unless otherwise specifically agreed upon within the SOW, Supplier shall be responsible for the quality levels of each of Supplier’s components that comprise the Product or final assembly, except with respect to GBICs or SFPs, if any. If applicable, Supplier agrees to make available to Buyer third party warranties for GBICs or SFPs, to the extent Supplier is permitted to pass through such warranties to Buyer.
12. CORRECTIVE ACTION PROCESS
Following a lot rejection by Buyer under Section 6.0 of the Goods Agreement, or a quality problem notification under Section 8 of this SQA, Supplier shall implement a corrective action process which shall provide documentation to identify the following: a) Specific defect description and failure mechanism; b) Containment of affected Product; c) Technical investigation/root cause analysis; d) Corrective action plan and preventive actions to preclude a recurrence, and; e) Verification of effectiveness of actions. With the exception of safety defects which Supplier shall provide a complete failure analysis not to exceed [**]from notification, failure analysis response times from Supplier will be within [**] of Buyer’s lot rejection or the quality problem notification for preliminary analysis and [**] for detailed analysis. The corrective action process shall include a checkpoint to determine if additional Products are exposed and the corrective action process and documentation specified within this Section.
13. EXCEPTION APPROVAL PROCESS
Supplier shall not knowingly ship nonconforming Product to Buyer without written approval from Buyer’s quality representative. In certain cases, Buyer’s quality representative may approve shipment of suspected nonconforming Product if an evaluation plan pre-approved by the quality representative is executed with results acceptable to the representative.

(**) Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 8 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
14. REVIEW AND DISPOSITION OF NONCONFORMING PRODUCTS
If Supplier intends to ship nonconforming Product to Buyer, then Supplier shall implement a Material Review Board (“MRB”) to review and determine the disposition of nonconforming materials. At a minimum, the MRB shall consist of representatives from Manufacturing, Engineering and Quality Engineering. The Supplier’s process shall include the following dispositions: a) Rework — Product reworked to meet specified requirements; b) Use As Is — No actions taken on Product, Product does not meet specified requirements but is functional; c) Repaired — Product has been reworked to be functional but does not meet specified requirements; d) Scrap — Product not useable and does not meet specified requirements, or; e) Screen — Additional product test/inspection to meet specification. Any plans to rework or repair nonconforming materials shall be subject to final approval by Buyer’s quality representative, such approval not to be unreasonably withheld. Any plans to use as-is must be pre-approved by Buyer’s quality representative. All MRB records shall be maintained by Supplier and upon request, made available to Buyer for review. All MRB records shall be deemed the Confidential Information of Supplier.
15. PRODUCT IDENTIFICATION AND LOT TRACEABILITY
Supplier shall establish and maintain procedures and processes for the identification and lot traceability of critical components during all stages of production, delivery, and installation per applicable ISO standards. Identification must be traceable through to the finished Product by serial numbers or equivalent methods. Both forward and backward traceability shall be available. Response time for traceability requests shall not exceed [**].
16. QUALITY REPORTING
Monthly executive summary reports in a format mutually agreed upon format shall be forwarded to Buyer at a mutually agreeable time or as specified in specific PQRs. Continuous quality reporting real time will be via SQMS or as specified in specific PQRs.
17. SUPPLIER QUALITY & RELIABILITY (“SQR”) REVIEW MEETINGS
Buyer requires regular Supplier quality/reliability meetings determined by a mutually agreeable schedule, to increase visibility into product and field performance. The intent is to conduct timely meetings in preparation for future business reviews/contractual negotiations. The agenda for the meeting shall be as set forth in exhibit 1 unless otherwise mutually agreed by the parties.
18. APPLICABLE PRODUCT SPECIFICATIONS & TESTS
a.	ISO 2859-1 (Sampling Procedures for Inspection by Attributes)

b.	ISO 3951 (Sampling Procedures for Inspection by Variables)

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 9 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
SUPPLIER QUALITY ATTACHMENT (Cont.)
Exhibit 1. Quality Review Meeting Agenda
The following typical meeting agenda has been formulated to address all the pertinent quality/reliability topics.
a) Supplier facility and subcontractor locations where BUYER product is fabricated, assembled and tested
Physical addresses and line id’s
Review Group A, B, C test results
b) Average Outgoing Quality (AOQ) fallout for SUPPLIER and total customer database
Defect and root cause analysis
Pareto distribution of fails
Corrective action and data verification
Point of origin and incidence contributions associated with internal, assembly and final test operations.
c) Field Return data for BUYER and total customer database
EFR/IFR estimates
Defect and root cause analysis
Pareto distribution of fails and associated POH distribution for Buyer and total customer database
Failure mechanism driven corrective actions
d) In-Process monitoring data
Defect monitoring, elimination and analysis results
Modeling techniques — Experimental, Analytical Analysis
SPC parameter and control limits — data review
Maverick Product Elimination occurrences (if applicable) and related data
Yield cut limit compliance
e) Internal Audit Results
Last internal audit findings and corrective action of one manufacturing location & future audit plans
f) PCN activity since last BUYER meeting
Product, process, materials or specifications affecting form, fit or function
Traceability history for date code inception
g) Continuous Improvement Program for entire fab, assembly, test and field performance
AOQ and Failure Rate Improvement targets for next 3 years
h) Specification Compliance/Commitment to “ BUYER Specifications”
Any deviations/exceptions? If so, provide details and traceability information.
i) Joint discussion followed by a summary wrap-up and activities

Form Title: Agreement Title Form Owner: Global Procurement	Page 10 of 14	Form Release: 8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
ATTACHMENT 3
[**]
The [**] questionnaire may be used to cover one complete [**], even if that [**]includes multiple modules. Write “not applicable” or “N/A” if a question is not relevant to the furnished software material.
•	The following [**] applies to all [**]described in this Statement of Work.

•
1)	[**]:
a)	[**]:

b)	[**]?

c)	:
2)	[**]?
•	[**].

•	[**].

•	[**]?

•	[**].
Although the answers above are correct to the best of our knowledge, they are provided for informational purposes only. Any warranties on the software and associated hardware products shall be as provided in the Goods Agreement between Supplier and Buyer. Accordingly, provision by Supplier of the information in this document shall create no additional warranties of any kind beyond those in the Goods Agreement, and Supplier shall have no liability, unless otherwise expressly provided in the Goods Agreement, related to the provision of this information.

Authorized Signature:

Name:

Title:

Date:

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title	Page 11 of 14	Form Release: 8/98
Form Owner: Global Procurement		Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose CA 95110
408-487-8000
[**]
AFFIDAVIT OF MANUFACTURER
I declare that the following products are manufactured by Brocade Communications Systems, Inc. or a sub-contractor of Brocade, at one the following locations:

Solectron Corp.	Solectron Corp.	Solectron Corp.
1000 Technology Drive	260 South Milpitas Blvd.	3803 Cherry St.
West Columbia SC 29170	Milpitas CA 95035	Newark CA 94560
USA	USA	USA

Hon Hai Precision/Foxconn-NSG Tech.	Hon Hai Industries-Foxconn
1705 Junction Ct. #205	8801 Fallbrook Drive
San Jose CA 95112	Houston, TX 77064
USA	Long
Hon Hai Industries- Foxconn
No. 2, 2nd Donghuan Road
10th You Song Industrial District
Long Hua Town, Baoan, Shenzhen, Gua, China
Products:

(signature)

(printed name)

(title)

(date)

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title	Page 12 of 14	Form Release: 8/98
Form Owner: Global Procurement		Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
ATTACHMENT 5 — FULFILLMENT
1.0 Product Hubbing/Consignment
1.1 Hub Arrangement The parties hereby agree that “Hub Product” is defined as any Supplier Product for which a portion of sales of such Product are subject to a hubbing arrangement. The following terms and conditions will apply to any Hub Product(s) for which an agreement has been executed between and among Supplier, Buyer, and/or a third party (“Hub Provider”) to allow such Hub Product to be shipped to and held in a third party’s warehouse (or warehouses) (“Hub(s)”). The parties agree that, as of the Effective Date of Amendment Number 1 to the Agreement, the Brocade SAN Switch Module for IBM BladeCenter will be a Hub Product.
Hubs will be established with IBM’s third party fulfillment partner [**]. The parties reserve the right to discuss the addition of a Hub in other location(s), subject to the mutual written agreement of the parties.
The parties will mutually agree to any cost adders associated with the hubbing arrangement, such as freight cost to hub destinations and warehousing fees prior to any performance, which Supplier may include in the Product price and update in SOW3 PUA Section 4.1 Product Price List and Description, and for other products will be added to the applicable price list. The parties agree to periodically review a breakdown of such cost adders to determine if changes in the logistics will change this cost.
1.2 Hub Stocking On a [**] Buyer, or Hub Provider, will provide a [**] rolling forecast to Supplier showing the demand for the Hub Products to be sent to the Hub(s), such quantities shall be identified by the specific geographic locations of the Hubs (“Hub Forecast”). Supplier agrees to ship quantities of such Product to the Hubs sufficient to meet at least [**] of demand, and at most [**] of demand, both of which are based on the [**] period forecast (“Minimum Stock Level”). Should Buyer pull more than the Hub Forecast amount, Supplier will have [**] to restock the Hub to the Minimum Stock Level. The Minimum Stock Level will include the balance of the material physically in the hub location available for immediate sale (“On-Hand Balance”) plus the material en route to the hub location scheduled for arrival within the transit lead time for that hub (”In-Transit Balance”). Supplier may reduce Hub inventory to [**] only when there is [**] reflected in [**] of the Hub Forecast for the [**] period.
1.3 Ship Performance Supplier’s goal will be to satisfy a [**] product availability rate at each Hub location. Product Availability is defined as Hub Products being available for pull by Hub Provider at the time a valid pull notification is received. At the beginning of [**], Buyer and Supplier may discuss the above Product Availability rate goal. Should the parties agree that the Product Availability rate goal was not achieved, Supplier will immediately acknowledge the deficiency. Within [**] of such acknowledgement, Supplier will begin the Corrective/Preventive Action Process to determine the root cause, and will develop an appropriate corrective action. Hub Product pull requests in excess of Hub Forecast will not be used in the calculation of the product availability rate, nor in the determination of root cause. In addition, should Supplier experience an allocation situation, the allocation provisions of SOW3 PUA Section 7.0 “Supply of Products” shall apply.
1.4 Shipping Supplier will be responsible for shipping charges of the Hub Product from Supplier’s point of origin to the Hub. Pursuant to Section 1.0 of this Amendment, these costs may be included in the Product price. All shipments from the Hub will be EXW the Hub, and Buyer is responsible for all shipping charges thereafter. Buyer will act as the importer of record for all Hub Product shipped from the Hub and will be responsible for associated customs, duty, and Value Add Tax (VAT) administration. Title to and risk of loss of the Hub Product will pass to Buyer upon physical removal of such Hub Product from Brocade’s designated area within the applicable Hub.
1.5 Product Discontinuance for Products Held in Hub. Discontinuance of any Hub Product shall be in accordance with the terms set forth in the SOW. The parties agree to work together to minimize the liability of each party upon end-of-life notice of a Hub Product.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Form Title: Agreement Title Form Owner: Global Procurement	Page 13 of 14	Form Release:8/98 Revision: 05/02

IBM Corporation/ Brocade Communications Corporation
Amendment # 6 to SOW 4903RL1112
Date: September 13, 2005
2.0 CTO Fulfillment Processes The Parties agree to negotiate in good faith any changes to these terms and conditions that may be required to support Buyer’s CTO (Configure to Order) process. Any such changes will to be added by amendment to SOW3.
This Amendment 6 may be signed by each Party’s respective duly authorized representative in one or more counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one single agreement between the Parties. Any signed copy of this Amendment 6 made by reliable means (e.g. photocopy or facsimile) shall be considered an original.
The Parties hereto have caused this Amendment 6 to be signed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:

INTERNATIONAL BUSINESS MACHINES CORPORATION	BROCADE COMMUNICATIONS SYSTEMS, INC.

Authorized Signature	Authorized Signature

Date	Date

Printed Name	Printed Name

Title	Title

Form Title: Agreement Title Form Owner: Global Procurement	Page 14 of 14	Form Release:8/98 Revision: 05/02